To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Chris Gauld, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Salobo” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 3, 4, 5, 6, 7.1, 7.2, 8, 9, 11,

20, 21, 22.1-22.8, 22.10, 22.20, 23, 24, and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post- effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: 23 March, 2023

/s/ Chris Gauld

Chris Gauld

Manager, Base Metals Resource Management

1

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Nick Gardner, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Salobo” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1.1-1.2, 2.1-2.5, 12, 13, 15.1-

15.4, 15.9 -15.11, 16, 17, 18, 19, 22.1, 22.11 - 22.12, 22.14 - 22.19, 22.20.1 - 22.21, 23, 24, and 25 of

the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post- effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: 23 March 2023

/s/ Nick Gardner

Nick Gardner

Manager, North Atlantic Long Term Mine Planning and Technical Service

2

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Alex Hossack, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Salobo” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1.1-1.2, 1.21.1-1.21.2, 1.23, 2.1-2.4, 2.6, 7.3-7.4.3, 15.4, 22.1, 22.14, 22.20.1-22.20.2, 23-24.3, 25.1-25.7, 25.8.3 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post- effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: 23 March, 2023

/s/ Alex Hossack

Alex Hossack

Manager, Manager Base Metals, Mining Geotechnical

3

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Marcos Alvim, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Salobo” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1.1,1.2,2,10,14,22-25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post- effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: 23 March, 2023

/s/ Marcos Alvim

Marcos Alvim

Long Term Planning Manager, Base Metals South Atlantic

4

To the Board of Directors of Vale S.A.

CONSENT OF QUALIFIED PERSON

I, Greg Puro, in connection with the Post-Effective Amendment No. 1 to the Registration Statement on Form F-3 of Vale S.A. (No. 333-258466) filed on or about the date hereof (the “Post-Effective Amendment”), hereby consent to:

a)	the incorporation by reference in the Post-Effective Amendment of Vale’s Annual Report on Form 20-F for the year ended December 31, 2021 (the “Annual Report”) and the use of the technical report titled “Technical Report Summary for Salobo” (the “Technical Report”), filed as an exhibit to and referenced in the Annual Report; and

b)	the references to my name, including my status as an expert or “qualified person” (as defined in Subpart 1300 of Regulation S-K promulgated by the U.S. Securities and Exchange Commission) in the Post-Effective Amendment.

I was responsible for authoring, and this consent pertains to, Sections 1, 2, 15, 22, 23, 24, and 25 of the Technical Report.

I further consent to the incorporation by reference of this consent into any registration statement or post- effective amendment filed pursuant to Rule 462(b) or Rule 462(e) under the Securities Act of 1933, as amended, with respect to the securities registered in the Post-Effective Amendment.

Dated: 23 March, 2023

/s/ Greg Puro

Greg Puro

Manager, Base Metals Dams

5